EX - 99.(q)

                             MERCANTILE FUNDS, INC.

        KNOW ALL PERSONS BY THESE PRESENTS, that Leslie B. Disharoon, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1993 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a chairman and director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                               /s/ Leslie B. Disharoon
                                               -----------------------
                                               Leslie B. Disharoon

Date:   February 7, 2003

                             MERCANTILE FUNDS, INC.

        KNOW ALL PERSONS BY THESE PRESENTS, that Decatur H. Miller, Esq., whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1993 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                               /s/ Decatur H. Miller, Esq.
                                               ---------------------------
                                               Decatur H. Miller, Esq.

Date:   February 7, 2003

                             MERCANTILE FUNDS, INC.

        KNOW ALL PERSONS BY THESE PRESENTS, that Dr. Edward D. Miller, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1993 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                               /s/ Dr. Edward D. Miller
                                               ------------------------
                                               Dr. Edward D. Miller

Date:   February 7, 2003

                             MERCANTILE FUNDS, INC.

        KNOW ALL PERSONS BY THESE PRESENTS, that John R. Murphy, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia
H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1993 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                               /s/ John R. Murphy
                                               ------------------
                                               John R. Murphy

Date:   February 7, 2003

                             MERCANTILE FUNDS, INC.

        KNOW ALL PERSONS BY THESE PRESENTS, that Dr. George R. Packard, III, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1993 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                               /s/ Dr. George R. Packard, III
                                               ------------------------------
                                               Dr. George R. Packard, III

Date:   February 7, 2003

                             MERCANTILE FUNDS, INC.

        KNOW ALL PERSONS BY THESE PRESENTS, that L. White Matthews, III, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1993 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                               /s/ L. White Matthews, III
                                               --------------------------
                                               L. White Matthews, III

Date:   May 9, 2003

                             MERCANTILE FUNDS, INC.

        KNOW ALL PERSONS BY THESE PRESENTS, that John J. Pileggi, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1993 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as president of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

                                               /s/ John J. Pileggi
                                               -------------------
                                               John J. Pileggi

Date:   February 7, 2003

                             MERCANTILE FUNDS, INC.

        KNOW ALL PERSONS BY THESE PRESENTS, that Bonnie C. Railey, whose signature appears below, does hereby constitute and appoint Susan Penry-Williams, Cornelia H. McKenna, Jennifer E. Vollmer or Savonne L. Ferguson, jointly and severally, her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Mercantile Funds, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), or the Internal Revenue Code of 1986, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Company's Registration Statement on Form N-1A pursuant to the 1993 Act and 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as treasurer of the Company such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

                                               /s/ Bonnie C. Railey
                                               --------------------
                                               Bonnie C. Railey

Date:   February 7, 2003